Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

Defiance Nasdaq 100 LightningSpread™ Income ETF (QLDY)

Defiance S&P 500 LightningSpread™ Income ETF (SSOY)

Defiance Russell® 2000 LightningSpread™ Income ETF (IJRY)

Each listed on The Nasdaq Stock Market, LLC

(the “Funds”)

November 6, 2025

Supplement to the Prospectus,

dated May 23, 2025,

and where applicable a Fund’s Summary Prospectus

Effective immediately, the following sentence has been added to the third paragraph of the section of the Prospectus and Summary Prospectus titled “Principal Investment Strategies – Lightning Spread™ Strategy":

“The Fund may also execute put spreads over two days, with a portion of the position sold the day prior to expiration and the remainder sold on the expiration date.”

Please retain this Supplement for future reference.